SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

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☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

MERIDIAN FUND, INC.®
(Name of Registrant as Specified in its Charter)

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MERIDIAN FUND, INC.®

60 E. Sir Francis Drake Blvd.

Wood Island, Suite 306

Larkspur, CA 94939

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Value Fund®

(each, a “Fund” and collectively, the “Funds”)

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 12, 2012

April [—], 2012

Dear Shareholder:

On behalf of the Board of Directors of Meridian Fund, Inc.® (the “Corporation”), we are pleased to invite you to a joint special meeting of shareholders of each Fund and of the Corporation, as a whole, (including any postponements or adjournments thereof, the “Meeting”) to be held at 3:00 p.m. Pacific Time on June 12, 2012, in the auditorium located at 80 E. Sir Francis Drake Blvd., Wood Island, Larkspur, CA 94939.

As discussed in more detail in the enclosed Joint Proxy Statement, you will be asked to approve the following proposals, which are being recommended by the Board of Directors of the Corporation:

	Proposal	Affected Fund(s)

1.	Election of 5 directors to the Board of Directors of the Corporation, each to hold office for an indefinite term.	All Funds

2.	Approval of a new investment management agreement between Aster Investment Management Co., Inc. and the Corporation, on behalf of each of the Funds.	All Funds

Each of the above proposals is more fully described in the Joint Proxy Statement accompanying this notice. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Shareholders of all Funds will vote together on Proposal 1. Shareholders of each Fund will vote separately on Proposal 2. The effectiveness of each proposal is not contingent on the approval of the other proposal. In addition, the effectiveness of Proposal 2 for a Fund is not contingent on the approval of Proposal 2 by another Fund. The close of business on April 18, 2012 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

YOU VOTE FOR EACH NOMINEE AND FOR PROPOSAL 2.

Your vote is important, regardless of the number of shares that you own. You can authorize proxies to cast your votes at the Meeting easily and quickly by mail, by telephone, or via the Internet or you may vote in person at the Meeting. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help avoid the expense of a follow-up mailing by submitting your proxy today.

We appreciate your participation and prompt response regarding these matters and thank you for your continued support.

If you have any questions or need additional information, please contact Broadridge Financial Solutions, Inc. at 1-877-708-3613.

Sincerely,

Gregg B. Keeling

Secretary

Meridian Fund, Inc.®

MERIDIAN FUND, INC.®

60 E. Sir Francis Drake Blvd.

Wood Island, Suite 306

Larkspur, CA 94939

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Value Fund®

(each, a “Fund” and collectively, the “Funds”)

Important Information to Help You Understand and Vote on the Proposals

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On June 12, 2012, a joint special meeting of shareholders of each Fund and Meridian Fund, Inc.®, as a whole (the “Corporation”), (including any postponements or adjournments thereof, the “Meeting”) will be held at 3:00 p.m. Pacific Time in the auditorium located at 80 E. Sir Francis Drake Blvd., Wood Island, Larkspur, CA 94939. You are receiving the Joint Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you own shares of one or more of the Funds and have the right to vote on these important proposals concerning your investment.

Q.	What are the Proposals?

A.	Shareholders are being asked to vote on the following proposals:

•	The re-election of five of the Corporation’s current directors (collectively, the “Nominees”) to the Board of Directors (the “Board”) of the Corporation (Proposal 1); and

•

Approval of a new investment management agreement (the “Proposed Management Agreement”) between Aster Investment Management Co., Inc., the investment adviser to the Funds (the “Investment Adviser”), and the Corporation, on behalf of each of the Funds (Proposal 2).

Q.	Who are the Nominees for election to the Board of Directors?

A.	The Nominees are: John S. Emrich, Michael S. Erickson, James B. Glavin, Ronald Rotter and Michael Stolper. Each of the Nominees currently serves as a Director on the Board.

Q.	Why am I being asked to approve a new investment management agreement between the Investment Adviser and the Corporation?

A.

On February 16, 2012, Richard F. Aster, Jr., who owned approximately 96% of the Investment Adviser, passed away. In connection with his death, Mr. Aster’s ownership interest in the Investment Adviser, among other assets, was transferred (the “Transfer”) to a trust (the “Trust”). First Republic Trust Company (“First Republic”), as a co-trustee of the Trust, has sole authority to act under the Trust agreement with respect to the Trust’s ownership interest in the Investment Adviser. In this regard, First

Republic has the authority, without limitation, to make all decisions regarding the Trust’s ownership interest in the Investment Adviser, as well as the administration, management and operations of the Investment Adviser, on behalf of the Trust. The Transfer has been treated as constituting a “change in control” of the Investment Adviser, resulting in the assignment and termination of the investment management agreements between the Funds and the Investment Adviser (the “Previous Management Agreements”) under the Investment Company Act of 1940, as amended. Shareholders of each Fund are being asked to approve the Proposed Management Agreement, which has the same fee rates as, and is otherwise substantially similar to, the Previous Management Agreement for each Fund. The Funds are currently being managed by the Investment Adviser pursuant to interim investment management agreements, which have been approved by the Board. Further information on the Proposed Management Agreement and the reason for this proposal is contained in the Joint Proxy Statement under Proposal 2.

Q.	How does my Fund’s Board recommend that I vote?

A.	The Board unanimously recommends that you vote FOR the election of each Nominee and FOR Proposal 2.

Q.	How will proxies be solicited?

A.	The Corporation will solicit proxies by mail. In addition, the Corporation will retain Broadridge Financial Solutions, Inc. (“Broadridge”), a professional proxy solicitor. Proxies may be solicited in person or by mail, telephone or electronic means by employees or officers of the Corporation or the Investment Adviser, Broadridge, or BNY Mellon Asset Servicing, Inc., the Funds’ transfer agent. Officers and employees of the Corporation, the Investment Adviser and the Funds’ transfer agent will not be specifically paid for soliciting proxies and the Corporation (the Funds) and the Investment Adviser equally will bear the costs of soliciting proxies and will pay fees to Broadridge.

Q.	Will my Fund pay for this proxy solicitation?

A.	The Corporation (the Funds) and the Investment Adviser equally will bear all costs associated with the Meeting, including but not limited to the proxy solicitation costs.

Q.	Do I need to attend the Meeting in order to vote?

A.	No. You can vote without attending the Meeting by completing and mailing the enclosed proxy card using the enclosed self-addressed postage paid envelops, or you may vote:

•	To Vote by Internet:

1) Read the Joint Proxy Statement and have the Proxy Card(s) below at hand;

2) Go to website http://www.proxyvote.com;

3) Follow the instructions provided on the website.

•	To Vote by Telephone:

1) Read the Joint Proxy Statement and have the Proxy Card(s) below at hand;

2) Call 1-800-690-6903;

3) Follow the instructions.

•	To Vote by Mail:

1) Read the Joint Proxy Statement;

2) Check the appropriate box on the Proxy Card(s) below;

3) Sign and date the Proxy Card(s); 4) Return the Proxy Card(s) in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

•

In Person: If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of a relevant Fund, such as your Proxy Card(s) (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you will receive a separate Proxy Card for each such Fund or account.

Q.	Whom should I call for additional information about the Joint Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your Fund’s proxy solicitor, Broadridge at 1-877-708-3613.

MERIDIAN FUND, INC.®

60 E. Sir Francis Drake Blvd.

Wood Island, Suite 306

Larkspur, CA 94939

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Value Fund®

(each, a “Fund” and collectively, the “Funds”)

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Meridian Fund, Inc.® (the “Corporation”) relating to a joint special meeting of shareholders of each Fund and the Corporation, as a whole, (including any postponements or adjournments thereof, the “Meeting”) to be held at 3:00 p.m. Pacific Time on June 12, 2012, in the auditorium located at 80 E. Sir Francis Drake Blvd., Wood Island, Larkspur, CA 94939. It is expected that this Joint Proxy Statement will be mailed to shareholders beginning on or about May [—], 2012. Shareholders of the Funds are referred to as “shareholders” in this Joint Proxy Statement. The purpose of the Meeting is to ask shareholders to:

	Proposal	Affected Fund(s)

1.	elect 5 directors to the Board, each to hold office for an indefinite term;	All Funds

2.	approve a new investment management agreement between Aster Investment Management Co., Inc. (the “Investment Adviser”) and the Corporation, on behalf of each of the Funds; and	All Funds

3.	consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.	All Funds

Additional information about the Funds is available in their prospectus, statement of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Meridian Fund, Inc.®, P.O. Box 9792, Providence, RI 02940, by calling the Corporation at (800) 446-6662 or by visiting the Corporation’s website at www.meridianfund.com. All of these documents also are filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 12, 2012. This Joint Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of a Joint Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

This Joint Proxy Statement is available at http://www.proxyvote.com

i

GENERAL OVERVIEW

Proposal 1: Elect Directors

The shareholders of the Funds of the Corporation are being asked to elect the 5 Nominees (defined below) to serve as directors on the Board, each to hold office for an indefinite term. Further information about this proposal and each Nominee is set forth under “Proposal 1 – Elect Directors.”

Proposal 2: Approve Proposed Advisory Agreement

The shareholders of each Fund are being asked to approve a new investment management agreement between the Investment Adviser and the Corporation, on behalf of each of the Funds (the “Proposed Management Agreement”). The Proposed Management Agreement has the same fee rates as, and is otherwise substantially similar to, the Previous Management Agreements (defined below) for each Fund, as discussed in further detail under “Proposal 2 – Approve Proposed Management Agreement.”

Effectiveness of the Proposals

The effectiveness of each Proposal is not contingent on the approval of the other Proposal. In addition, the effectiveness of Proposal 2 for a Fund is not contingent on the approval of Proposal 2 by another Fund.

PROPOSAL 1 – ELECT DIRECTORS

(All Funds)

Overview and Related Information

At a meeting held on April 13, 2012, the Governance Committee of the Board nominated each of the Non-Interested Nominees (defined below) as candidates for the Board. In addition, at a meeting held on April 13, 2012, the Board, including a majority of the directors who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Corporation (each, a “Non-Interested Director” and collectively, the “Non-Interested Directors”), accepted and endorsed the nominations of the Non-Interested Nominees, nominated the Interested Nominee (defined below) and voted to present each Nominee to shareholders for election as directors. The Board currently has no reason to believe that any Nominee will become unavailable for election as a director, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Governance Committee of the Board and the Board may designate.

The “Nominees” are: John S. Emrich, Michael S. Erickson, James B. Glavin, Ronald Rotter and Michael Stolper. Each of the Nominees currently serves as a Director on the Board. The Nominees would serve as directors in accordance with the organizational documents of the Corporation. Each director would serve for an indefinite term. A director serves until a successor is elected and qualified or until resignation.

A Nominee is deemed to be “non-interested” to the extent the Nominee is not an “interested person,” as that term is defined in the 1940 Act, of the Corporation. The “Non-Interested Nominees” are: John S. Emrich, Michael S. Erickson, James Bernard Glavin and Ronald Rotter.

The Funds currently treat Michael Stolper (the “Interested Nominee”) as an “interested person” of the Funds because Mr. Stolper is a minority owner of the Investment Adviser.

Information Regarding the Non-Interested Nominees

Background information regarding each of the Non-Interested Nominees follows:

Name, Address and Age	Position(s) Held or to be Held with the Corporation	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen	Other Directorships Held by Nominee During the Past Five Years
John S. Emrich, CFA c/o Meridian Fund, Inc. 60 East Sir Francis Drake Blvd., Suite 306 Larkspur, CA 94939 Age 43	Director	Indefinite term since October 6, 2010	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (investment adviser), April 2005 to December 2010.	3	None

Name, Address and Age	Position(s) Held or to be Held with the Corporation	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen	Other Directorships Held by Nominee During the Past Five Years
Michael S. Erickson c/o Meridian Fund, Inc. 60 East Sir Francis Drake Blvd., Suite 306 Larkspur, CA 94939 Age 59	Director	Indefinite term since May 3, 1985	Private Investor, August 2007 to present; Chairman and CFO, AeroAstro (spacecraft parts and systems), September 1998 to August 2007; Trustee and Treasurer, The Marin School, September 2005 to June 2008.	3	None

James Bernard Glavin c/o Meridian Fund, Inc. 60 East Sir Francis Drake Blvd., Suite 306 Larkspur, CA 94939 Age 76	Director and Vice Chairman of the Board	Indefinite term since May 3, 1985	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	3	None

Ronald Rotter c/o Meridian Fund, Inc. 60 East Sir Francis Drake Blvd., Suite 306 Larkspur, CA 94939 Age 68	Director	Indefinite term since May 2, 2007	Private Investor, January 2008 to present; Retired; Co-Founder, Managing Partner and portfolio manager, RBR Capital Management (a long/short consumer sector equity hedge fund), January 2005 to December 2007.	3	None

Information Regarding the Interested Nominee

Background information regarding the Interested Nominee follows:

Name, Address and Age	Position(s) Held or to be Held with the Corporation	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen	Other Directorships Held by Nominee During the Past Five Years
Michael Stolper c/o Meridian Fund, Inc. 60 East Sir Francis Drake Blvd., Suite 306 Larkspur, CA 94939 Age 66	Director	Indefinite term since May 3, 1985	President, Stolper & Company, Inc. (an investment adviser), September 1975 to present; Managing Member, Windowpane Advisors L.L.C. (an investment adviser), January 1, 2005 to present; Trustee, Ewing Marion Kauffman Foundation, March 2010 to present.	3	None

Nominees’ Beneficial Ownership of Shares of Each Fund

The following tables provide information, as of March 31, 2012, about the beneficial ownership by the Nominees of shares of each Fund.

Non-Interested Nominees

Name of Nominee	Dollar Range of Equity Securities in Meridian Fund, Inc.®	Aggregate Dollar Range of Equity Securities in Meridian Fund, Inc.®

John S. Emrich	Meridian Equity Income Fund® – None Meridian Growth Fund® – None Meridian Value Fund® – None	None

Michael S. Erickson	Meridian Equity Income Fund® – Over $100,000 Meridian Growth Fund® – $1 - $10,000 Meridian Value Fund® – $50,001 - $100,000	Over $100,000

James Bernard Glavin	Meridian Equity Income Fund® – Over $100,000 Meridian Growth Fund® – Over $100,000 Meridian Value Fund® – $10,001 - $50,000	Over $100,000

Ronald Rotter	Meridian Equity Income Fund® – Over $100,000 Meridian Growth Fund® – None Meridian Value Fund® – None	Over $100,000

Interested Nominee

Name of Nominee	Dollar Range of Equity Securities in Meridian Fund, Inc.®	Aggregate Dollar Range of Equity Securities in Meridian Fund, Inc.®

Michael Stolper	Meridian Equity Income Fund® – $10,001 - $50,000 Meridian Growth Fund® – Over $100,000 Meridian Value Fund® – Over $100,000	Over $100,000

Status of Current Directors

Messrs. Emrich, Erickson, Glavin, Rotter and Stolper currently comprise the entire Board. Messrs. Erickson, Glavin and Stolper were each appointed to serve as a director of the Corporation by the initial director, pursuant to the Corporation’s organizational documents, and then elected by the then sole shareholder of the Corporation. Messrs. Rotter and Emrich were appointed by the then current directors to serve as directors of the Corporation in 2007 and 2010, respectively. The Board met on two occasions during the Corporation’s fiscal year ended June 30, 2011.

Leadership Structure

The Board supervises and oversees the management and operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Corporation’s Amended and Restated Articles of Incorporation and By-Laws. In so doing, the Board has a duty to act in the best interests of Fund shareholders. The Board meets at regularly scheduled meetings at least twice each year. In addition, the Board may hold, and has held, special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

Currently, the Board consists of five Directors who have extensive and varied experiences and skills. The Non-Interested Directors meet in executive session at each regular Board meeting. The remaining Director is an “Interested Director” due to his ownership interest in the Investment Adviser. Mr. Glavin is the Chairman of the Corporation. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, other Directors, service providers, and counsel. The Chairman may also perform such other functions as may be delegated by the Board from time to time. As further described below, the Board has established an Audit Committee, a Governance Committee, and a Qualified Legal Compliance Committee (“QLCC”), each composed of all of the Non-Interested Directors of the Corporation.

The Corporation believes that its Chairman, the full Board, including the Non-Interested Directors, and each of the committees, are adequately constituted to permit the Board to exercise informed judgment over matters under its purview and allow it to allocate areas of responsibility in a manner that enhances oversight and provides effective leadership that is appropriate for the Corporation, its Funds and their shareholders.

Current Committees of the Board

As discussed above, the Board has established an Audit Committee and a Governance Committee, each composed of all the Non-Interested Directors of the Corporation. The Audit Committee approves the engagement and monitors the performance of the Funds’ independent certified public accountants and reviews the audit plan and results of audits. The Audit Committee meets from time to time with the Funds’ independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. There were two Audit Committee meetings held during the last fiscal year. The Board has also established a QLCC, composed of the members of the Audit Committee. The QLCC reviews and investigates any material violations reported by an attorney in connection with the “up the ladder” reporting requirements. This reporting requirement includes requiring an attorney to report evidence of a material violation of securities law, breach of fiduciary duty or similar violation. The QLCC held no meetings during the last fiscal year. The Governance Committee makes recommendations to the Board on issues related to the Non-Interested Directors and the composition and operation of the Board, and is responsible for those duties normally performed by a nominating committee. The Governance Committee met twice during the last fiscal year.

The Corporation’s Articles of Incorporation and By-Laws do not set forth any specific qualifications to serve as a director. The charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Governance Committee may take into account in considering director candidates. The charter of the Governance Committee is provided in Appendix C. The Governance Committee’s policy with respect to considering director candidates recommended by shareholders, and the procedures to be followed by shareholders in submitting such recommendations, are set forth in Section 3 of such charter. The Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Governance Committee believes are necessary for one or more of the directors to possess.

The Governance Committee does not have a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances. Among the attributes or skills common to all directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors, the Investment Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as directors. Each director’s ability to perform his duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other directors and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies and/or other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as director.

Nominee Qualifications

The following is a summary of the particular professional and other experiences of each Nominee that was relevant to the nomination of that individual (as of the date of this Joint Proxy Statement): Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm. Mr. Erickson has significant leadership and financial management experience, previously serving as Chairman of the Board and Chief Financial Officer of AeroAstro for nearly 9 years, and as a Director on the Board of Directors of Decimal, Inc., an online IRA administration company. He has served as a certified public accountant for Coopers & Lybrand, an accounting firm, and has served as Chief Financial Officer for several companies. Mr. Erickson holds a Master of Business Administration degree from Stanford Graduate School of Business. Mr. Glavin also provides the Board with strong management acumen as he has served as CEO and Chairman of Orchestra Therapeutics, Inc. (formerly known as Immune Response Corp.), a biopharmaceutical company and as a board member for Althea Tech, a privately held biotechnology company. Mr. Rotter provides business and investment management expertise to the Board, previously serving as Managing Partner and founder of RBR Capital Management, a long/short consumer sector equity hedge fund. In addition, he has extensive experience serving as a securities analyst at various brokerage firms for over 19 years. Mr. Stolper provides broad financial advisory and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he possesses a keen understanding of the securities industry and the regulatory framework applicable to it, including the Funds. He also holds a Master of Arts degree in Finance. The Corporation does not believe that any one factor is determinative in assessing a Director’s qualifications, but that the collective experience of each Director makes them highly qualified.

Board Risk Oversight

The Funds are subject to certain risks, including investment, compliance, operational and valuation risks. Like most mutual funds, the day-to-day business of the Funds, including the management of risk, is performed by third-party service providers such as the Investment Adviser. The Board is responsible for overseeing the Funds’ service providers and, thus has oversight responsibility with respect to risk management performed by those service providers. Risk oversight is addressed as part of the various activities of the Board and its committees. The full Board regularly engages in discussions of risk management and receives, among other reports and information, compliance reports that inform its oversight of risk management from the Funds’ Chief Compliance Officer (“CCO”) at each meeting and on an ad hoc basis, when and if necessary. In addition, the Board and the Non-Interested Directors have access to the CCO, the Corporation’s independent registered public accounting firm and legal counsel for consultation to assist them in performing their oversight responsibilities. Also, the Audit Committee, which receives reports from the independent registered public accounting firm, considers financial and reporting risk within its area of responsibilities. From its review of reports and discussions with the Investment Adviser, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee are informed in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) in pursuit of the Funds’ goals, and that the processes, procedures and controls employed to address various risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the pertinent information. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Investment Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board’s ability to monitor and manage risk, as a practical matter, is subject to certain limitations.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual director should send written communications to c/o The Secretary of Meridian Fund, Inc., 60 East Sir Francis Drake Blvd., Suite 306, Larkspur, CA 94939, addressed to the Board of Directors of the Corporation or the individual director. The Secretary of the Corporation may determine not to forward to the Board or individual director any letter that does not relate to the business of a Fund.

Officers of the Corporation and the Investment Adviser

The following table provides information about the officers of the Corporation and the Investment Adviser.

Officer

Name, Address and Age	Position(s) Held or to be Held with the Corporation	Term of Office and Length of Time Served as an Officer of the Corporation	Principal Occupation(s) During the Past Five Years
Gregg B. Keeling, CPA c/o Meridian Fund, Inc. 60 East Sir Francis Drake Blvd., Suite 306 Larkspur, CA 94939 Age 56	Chief Financial Officer, Treasurer, and Secretary	Indefinite term since April 1999	Vice President of Operations, Principal Financial and Accounting Officer and Chief Compliance Officer, Aster Investment Management Co., Inc., April 1999 to present.
	Chief Compliance Officer, AML Officer	Indefinite term since 2004
	Acting President (Principal Executive Officer)	Since February 2012

Remuneration for Directors and Officers

The Corporation pays no salaries or other compensation to its Directors or officers other than fees to the Non-Interested Directors. Information about total directors’ fees paid by each Fund and the Corporation to the current Directors who also are Non-Interested Nominees for the fiscal year ended June 30, 2011, is included in Appendix D to this Joint Proxy Statement. The Non-Interested Nominees, if elected as Directors, will be entitled to receive fees as established by the Board from time-to-time.

Required Vote and Recommendation

The Corporation is organized as a Maryland corporation. The election of directors requires the affirmative vote of a plurality of the votes cast at a meeting at which a quorum of the Corporation is present.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF ALL FUNDS VOTE FOR THE ELECTION OF EACH NOMINEE.

PROPOSAL 2 – APPROVE PROPOSED MANAGEMENT AGREEMENT

(All Funds)

Overview

The Board is recommending that shareholders of each Fund approve the Proposed Management Agreement between the Investment Adviser and the Corporation, on behalf of each Fund. The Investment Adviser currently serves as the investment adviser to the Funds under the Interim Agreements (defined below). On April 13, 2012, the Board, including a majority of the Non-Interested Directors, at an in-person meeting called for the purpose of approving a new investment management agreement, approved the Proposed Management Agreement, subject to approval by the shareholders of each of the Funds voting separately.

Reason for Proposal and Interim Advisory Contracts

You are being asked to approve the Proposed Management Agreement for each Fund in order to ensure the continued provision of advisory services to the Funds by the Investment Adviser. On February 16, 2012, Richard F. Aster, Jr., the owner of approximately 96% of the Investment Adviser, Chairman of the Board and lead portfolio manager of the Funds, unexpectedly passed away. In connection with his death, Mr. Aster’s ownership interest in the Investment Adviser, among other assets, was transferred (the “Transfer”) to a trust (the “Trust”). First Republic Trust Company (“First Republic”), as a co-trustee of the Trust, has sole authority to act under the Trust agreement with respect to the Trust’s ownership interest in the Investment Adviser. In this regard, First Republic has the authority, without limitation, to make all decisions regarding the Trust’s ownership interest in the Investment Adviser, as well as the administration, management and operations of the Investment Adviser, on behalf of the Trust. The Transfer has been treated as constituting a “change in control” of the Investment Adviser, resulting in the assignment and termination of the investment management agreements between the Funds and the Investment Adviser (the “Previous Management Agreements”) under the 1940 Act. In light of this consequence, the Board approved interim investment management agreements with the Investment Adviser for each Fund (the “Interim Agreements”) pursuant to Rule 15a-4 under the 1940 Act. The Investment Adviser is currently managing the Funds pursuant to the Interim Agreements, which became effective for each Fund as of the Transfer.

In accordance with Rule 15a-4, the Interim Agreements allow the Investment Adviser to continue performing investment advisory services for each Fund for a maximum of 150 days following the Transfer. The Interim Agreements are essentially the same as the respective Previous Management Agreements, except with respect to the duration of the contracts and the manner by which the contracts may be terminated. Importantly, each Fund pays the same fees under its Interim Agreement as it paid under its Previous Management Agreement. The Board is now soliciting shareholder approval of the Proposed Management Agreement for each Fund prior to the expiration of the 150-day duration of the Interim Agreements on July 15, 2012.

Description of the Previous Management Agreements and the Proposed Management Agreement

The Investment Adviser previously served as investment adviser to each of the Funds pursuant to the Previous Management Agreements, and, as noted above, currently serves as investment adviser to each of the Funds pursuant to the Interim Agreements. The Previous Management Agreements were approved at inception for each of Meridian Growth Fund® (August 1, 1984), Meridian Value Fund® (February 10, 1994) and Meridian Equity Income Fund® (January 31, 2005). Until the end of October 2000, when it was merged into the Investment Adviser, Aster Capital Management, Inc. served as the Meridian Growth Fund’s® and Meridian Value Fund’s® investment adviser. This merger did not affect the fees or terms of the advisory engagement, and did not involve a change in actual control or management of the Investment Adviser. Thus, although a new investment management agreement was executed as of November 1, 2000, shareholder approval of such agreement was not required.

The Proposed Management Agreement has the same fee rates as, and is otherwise substantially similar to, the Previous Management Agreements for each Fund. The Proposed Management Agreement and the Previous Management Agreements are sometimes referred to in this section as the “Agreements.” The form of the Proposed Management Agreement is provided in Appendix B. Shareholders are encouraged to refer to Appendix B.

Duties of the Investment Adviser. Pursuant to the Agreements, the Investment Adviser provides investment advisory services to the Funds, including the discretionary authority to manage the investment and reinvestment of the cash and securities in the accounts of each Fund and executing, or causing the execution of, the Funds’ purchase and sale orders. The Proposed Management Agreement memorializes the Investment Adviser’s current practices with respect to reporting to the Board on a variety of matters, including research and statistical data affecting the Funds. The Proposed Management Agreement also has certain other non-material differences from the Previous Management Agreements, which are designed to clarify the responsibilities of the Investment Adviser.

Expense Limitation. The Corporation and the Investment Adviser had entered into two separate forms of the Previous Management Agreements. The first form covered Meridian Value Fund and Meridian Growth Fund and the second form covered Meridian Equity Income Fund. The principal difference between the two forms of agreement relates to the expense limitation provisions that are included in the form covering Meridian Value Fund and Meridian Growth Fund. Under the Proposed Management Agreement for each Fund, this expense limitation provision, which related to state law limitations on ordinary operating expenses of the Corporation that no longer apply, would be deleted and, accordingly, the form of Proposed Management Agreement for each Fund would be identical.

Term of Agreement. The Proposed Management Agreement will have a new effective date and provide for a one-year initial term. The Proposed Management Agreement for a Fund will go into place upon shareholder approval of such Proposed Management Agreement.

Board Consideration of Proposed Management Agreement for Each Fund

At a meeting held on April 13, 2012, the Directors of the Funds, including a majority of the Non-Interested Directors, unanimously approved the Proposed Management Agreement for each Fund and determined to recommend that shareholders of each Fund approve the Proposed Management Agreement.

In preparation for the meeting, the Directors received and evaluated information supplied by the Investment Adviser in response to a request letter addressed to the Investment Adviser by counsel, at the Board’s request, which identified items that should be provided in order for the Directors to gain reasonable assurance that they have sufficiently considered all relevant and required information related to approval of the Proposed Management Agreement for each Fund. The Directors noted that they oversee on a continuous basis, including at a meeting held on October 5, 2011 when they most recently re-approved the Previous Management Agreements, the nature and quality of the services provided by the Investment Adviser, the investment performance of the Funds, compliance functions and a variety of other matters relating to the Funds’ operations. The Directors emphasized that, in light of Mr. Aster’s death and the Transfer, it was critical that they confirm the Investment Adviser’s ability to continue to manage the Funds under the current circumstances.

The Directors examined and considered, among other items, performance and expense information of other retail and institutional investment companies with similar objectives, derived from data compiled by an independent third-party provider, as well as other information received from the Investment Adviser and, in particular, reports and information from the Investment Adviser regarding the Investment Adviser’s capabilities following the death of Mr. Aster.

Prior to voting to approve the Proposed Management Agreement with respect to each of the Funds, the Non-Interested Directors also met in a private session at which the Interested Director and the representatives of the Investment Adviser were not present. In the process of making their determinations, the Directors considered factors they believed relevant to the selection of the Investment Adviser, the approval of the fee structures and amounts to be paid under the Proposed Management Agreement. The Directors based their determinations on a comprehensive consideration of all information presented to, and/or requested by, them and such determinations were not disproportionately influenced by any single controlling factor. The Directors evaluated all information available to them for each of the Funds, and their determinations were made separately in respect of each Fund. Some of the factors considered are discussed in more detail below.

The Board considered alternatives to approving the Proposed Management Agreement, including whether to appoint a different investment adviser. While the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue such relationship, its primary focus was on confirming the Investment Adviser’s continued ability to manage the Funds. After considering all information presented, the Board determined that approving the Proposed Management Agreement was in the best interests of each Fund and its shareholders, despite the availability of alternatives.

Nature, Extent and Quality of Services

The Directors considered the nature, extent and quality of the investment research and portfolio management functions of the Investment Adviser and the resources dedicated by the Investment Adviser and the resources expected to continue to be dedicated in performing services for the Funds. In light of Mr. Aster’s death, in evaluating whether to approve the Proposed Management Agreement, the Board met with each of the investment management professionals at the Investment Adviser and evaluated their backgrounds, qualifications and experiences. The Board noted that the individuals at the Investment Adviser, who assumed the primary portfolio management responsibilities for the Funds upon Mr. Aster’s death, have served as key members of the investment management team at the Investment Adviser for a number of years. The Directors also considered the operational structure and status of the Investment Adviser. They noted that, while Mr. Aster was the President of the Investment Adviser, other key personnel had extensive experience managing the day-to-day administrative and financial operations of the Investment Adviser.

The Directors also considered the respective investment strategies of the Funds and noted favorably the Investment Adviser’s demonstrated ability, over time, to achieve a competitive rate of return for long-term investors. The Directors considered the Investment Adviser’s ability to provide other services, including the Investment Adviser’s assistance in the coordination of the activities of the Funds relating to other service providers, fund administration and compliance programs. Based on the above factors, together with those referenced below, the Directors concluded that, in all material respects, they were satisfied with the nature, extent and quality of services provided, and expected to be provided, to the Funds under the Proposed Management Agreement.

Performance

The Directors reviewed the performance of the Funds. The Directors considered historical performance information, as well as recent performance since the death of Mr. Aster, which the Directors recognized was for a short period of time. The Directors noted that, while the Meridian Value Fund’s one- and three-year performance trailed the performance index comprising all retail and institutional funds within its investment category as determined by an independent third-party provider (“performance universe”) over the longer five- and ten-year periods the Meridian Value Fund outperformed its performance universe. The Directors also noted that the Meridian Equity Income Fund and the Meridian Growth Fund outperformed their respective performance universe over each of the applicable one-, three-, five- and ten-year time periods.

In addition to the information reviewed by the Directors during their meeting, the Directors received detailed monthly performance reports for the Funds throughout the year. These reports present the Funds’ performance in comparison to both broad market and peer group indices. The Directors noted that the Investment Adviser’s management of the Funds’ investment portfolios had resulted in competitive performance overall and, in particular, solid returns for long-term investors. The Directors also considered reports from the Investment Adviser indicating that the Funds were continuing to be managed according to the same process and strategies that were in place under the Previous Management Agreements.

Fees, Cost of the Advisory Services and Profitability

In connection with the Board’s review of the level of the advisory fee rates under the Proposed Management Agreement, the Board considered a variety of factors. The Board noted that the fee rates under the Proposed Management Agreement were identical to those under the Previous Management Agreements. The Board’s analysis and review of each Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to their respective Peer Group. The Board noted that each Fund’s advisory fee and expense ratio were generally in line with those of their Peer Group. The Board also noted the advisory fee breakpoints for the Meridian Growth Fund and the Meridian Equity Income Fund as well as applicable fee waiver commitments.

The Directors also considered the existing and projected direct and indirect costs of the Investment Adviser in providing investment management services for the Funds.

The Directors considered the profits being realized by the Investment Adviser from its relationship with the Funds. The Directors, in exercising their business judgment, with consideration duly given to, among other things, the nature and quality of services provided, the solid long-term performance of the Funds, investment industry practices and comparable funds’ average fee expense, determined using independent third party data, did not deem the profits the Investment Adviser received from providing services to the Funds to be unreasonable. The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser’s capital and management structure.

Economies of Scale

The Directors considered the information provided by the Investment Adviser relating to economies of scale. While intending to monitor future Fund assets, and the extent that economies of scale are realized, the Directors noted that current advisory fee levels and applicable fee waiver arrangements reflect an equitable sharing of benefits with shareholders.

Ancillary Benefits and other Factors

The Directors additionally considered certain benefits the Investment Adviser realizes due to its relationship with the Funds. In particular, the Investment Adviser has arrangements under which certain brokers may provide industry research to the Investment Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Investment Adviser’s trading activities on behalf of the Funds. Under this arrangement, the Directors believe that the Funds’ shareholders benefit as well from these research products paid for through broker commissions and soft dollar arrangements.

Conclusion

After an evaluation of the above-described factors, and based on their deliberations and analysis of the information provided and alternatives considered, the Directors, including all of the Non-Interested Directors, unanimously approved the Proposed Management Agreement for each Fund.

Required Vote

For each Fund, the affirmative vote of a majority of the outstanding voting securities is required, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. Each such Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 2.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast (i) FOR the election of the 5 Nominees to serve as directors on the Board (Proposal 1); and (ii) FOR the approval of the Proposed Management Agreement between the Investment Adviser and the Corporation (Proposal 2). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or both Proposals in the event that a quorum is not obtained and/or sufficient votes in favor of either Proposal are not received. Shareholders of all Funds will vote together on Proposal 1. Shareholders of each Fund will vote separately on Proposal 2. The effectiveness of each Proposal is not contingent on the approval of the other Proposal. In addition, the effectiveness of Proposal  2 for a Fund is not contingent on the approval of Proposal 2 by another Fund.

Revocation of Proxies

If you sign, date and submit a proxy card in respect of a Fund, you may revoke that proxy or change it by written notice to the Corporation, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet at a later date, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy.

Quorum and Methods of Tabulation

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. A quorum of shareholders of the Corporation is required to take action on Proposal 1. A quorum of shareholders of each Fund is required to take action at the Meeting on Proposal 2 for that Fund. For Proposal 1, a majority of the Corporation’s collective shares outstanding and entitled to vote, present in person or by proxy, constitutes a quorum of the Funds. For Proposal 2, a majority of each Fund’s shares outstanding and entitled to vote, present in person or by proxy, constitutes a quorum for such Fund. The Funds will treat abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

In the event that a quorum of shareholders of the Corporation or of a Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned for a reasonable time after the date originally set for the Meeting with respect to the Corporation or one or more Funds and/or with respect to one or both Proposals by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Record Date

The close of business on April 18, 2012 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, the number of shares of each Fund that were issued and outstanding were as follows: [—] shares for the Meridian Equity Income Fund®; [—] shares for the Meridian Growth Fund®; and [—] shares for the Meridian Value Fund®. Shareholders of the Funds are entitled to one vote for each share and a proportionate fractional vote for each fractional share outstanding on the Record Date.

Required Vote

Election of directors (Proposal 1) requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Corporation. A “plurality of votes cast” means that a nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority, up to the maximum number of directors to be elected at the Meeting, which is 5.

Approval of a new investment advisory agreement between the Investment Adviser and the Corporation (Proposal 2) requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which for this purpose means the affirmative vote by the lesser of: (i) more than 50% of the outstanding voting shares of such Fund or (ii) 67% or more of the outstanding voting shares of the Fund present at the Meeting if more than 50% of the outstanding voting shares of the Fund are present at the Meeting in person or represented by proxy.

Effect of Abstentions and Broker Non-Votes

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast, however, an abstention or broker non-vote will be counted for purposes of attaining a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal 1. Abstentions and broker non-votes will have the same effect as a vote against Proposal 2.

OTHER INFORMATION

This section provides certain information about the Corporation, including information about the Investment Adviser, the distributor, administrator, and the identity of persons holding more than 5% of the outstanding shares of any Fund.

The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on March 5, 1984. The Corporation currently offers three portfolios or funds. The address of the Corporation is 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, CA 94939.

Current Service Providers

Investment Adviser. Aster Investment Management Co., Inc. serves as investment adviser to the Funds. The Investment Adviser is located at 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, CA 94939. The Investment Adviser is a registered investment adviser initially incorporated in 1977 and currently organized as a Subchapter S corporation. Just prior to his death, Richard F. Aster, Jr. owned approximately 96% of the Investment Adviser and as a result was deemed to be “in control” of the Investment Adviser. In connection with his death, Mr. Aster’s ownership interest in the Investment Adviser was transferred to the Trust over which a trustee designated by Mr. Aster has authority to, among other things, vote the shares of the Investment Adviser held by the Trust.

Administrator. BNY Mellon Investment Servicing (US) Inc., located at 760 Moore Road, King of Prussia, PA 19406, provides administration assistance services to the Funds.

Independent Registered Public Accountants. PricewaterhouseCoopers, LLP, located at 3 Embarcadero Center, San Francisco, California 94111, serves as the Funds’ independent registered public accounting firm.

Significant Shareholders

As of the Record Date, the Nominees and officers of the Corporation, in the aggregate, owned 2.3% of the outstanding shares of the Meridian Equity Income Fund and, in the aggregate, owned less than 1% of the outstanding shares of each the Meridian Growth Fund and the Meridian Value Fund.

The persons listed in the tables below are deemed to be control persons or principal owners of the Funds, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. The effect of such control may be to reduce the ability of other shareholders of the Funds to take actions requiring the affirmative vote of holders of a plurality or majority of a Fund’s shares without the approval of the controlling shareholder. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

As of the Record Date, the following persons were known to own, beneficially or of record, 5% or more of the Meridian Equity Income Fund’s outstanding shares:

Fund	Name and Address	Amount of Shares Owned	Percentage of Fund Owned
Meridian Equity Income Fund®	Richard F. Aster Jr. Trust U/A DTD 09/20/2005 60 E Sir Francis Drake Blvd Ste 306 Larkspur, CA 94939-1714	1,665,927.926	51.3878

	Aster Investment Management Co Inc Profit Sharing Plan, Herbert C. Kay, Trustee DTD 1-1-84 60 E Sir Francis Drake Blvd Ste 306 Larkspur, CA 94939-1714	427,658.211	13.1917

	Richard F Aster Jr Foundation 60 E Sir Francis Drake Blvd Ste 306 Larkspur, CA 94939-1714	206,978.995	6.3846

	Charles Schwab Reinvest Acct 101 Montgomery St San Francisco, CA 94101-4122	170,470.778	5.2584

As of the Record Date, the following persons were known to own, beneficially or of record, 5% or more of the Meridian Growth Fund’s outstanding shares:

Fund	Name and Address	Amount of Shares Owned	Percentage of Fund Owned
Meridian Growth Fund®	National Financial Services Corp FEBO Our Customers One World Financial Center 200 Liberty St New York, NY 10281-1003	16,231,419.152	27.8091

Charles Schwab Reinvest Account 101 Montgomery St San Francisco, CA 94101-4122	12,069,354.295	20.6783

Pershing LLC Mutual Fund Trading One Pershing Plaza 14th Floor Jersey City, NJ 07399-2000	4,345,467.602	7.4451

TD Ameritrade Inc For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	3,842,883.451	6.5840

Vanguard Marketing Corp 100 Vanguard Blvd Malvern, PA 19355-2331	3,355,646.486	5.7492

As of the Record Date, the following persons were known to own, beneficially or of record, 5% or more of the Meridian Value Fund’s outstanding shares:

Fund	Name and Address	Amount of Shares Owned	Percentage of Fund Owned
Meridian Value Fund®	Charles Schwab Reinvest Account 101 Montgomery St San Francisco, CA 94101-4122	4,725,337.335	20.2129

	National Financial Services Corp For Exclusive Benefit of Our Customers Church Street Station PO Box 3908 New York, NY 10008-3908	4,504,310.073	19.2675

	TD Ameritrade Inc For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	1,332,022.523	5.6978

	Pershing LLC Mutual Fund Trading One Pershing Plaza 14th Floor Jersey City, NJ 07399-2000	1,215,431.759	5.1991

APPENDIX A

Amounts Paid by Each Fund to the Investment Adviser and Affiliates

The following table indicates amounts paid by each Fund to the Investment Adviser, or to an affiliate of the Investment Adviser, and fees waived by the Investment Adviser, during the Fund’s last fiscal year.

Fund	Advisory Fees	Fees Waived by the Investment Adviser

Meridian Equity Income Fund®	$284,003	$1,193

Meridian Growth Fund®	$15,602,035	$0

Meridian Value Fund®	$8,885,478	$0

A-1

APPENDIX B

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AND SERVICE AGREEMENT

THIS AGREEMENT is entered into this [    ] day of [    ] 2012, by and between Aster Investment Management Company, Inc. (the “Investment Manager”) and Meridian Fund, Inc. a series investment company (the “Company”).

1.	APPOINTMENT AND ACCEPTANCE OF APPOINTMENT OF THE INVESTMENT MANAGER

Subject to the express provision and limitations set forth in the Company’s Articles of Incorporation, Bylaws, Form N-1A Registration Statement under the Investment Company Act of 1940, as amended (the “1940 Act”) under the Securities Act of 1933, as amended (the “1933 Act”), and prospectus as in use from time to time, as well as to the factors affecting the Company’s status as a “regulated investment company” under the Internal Revenue Code of 1954, as amended, the Company hereby grants to the Investment Manager and the Investment Manager hereby accepts full discretionary authority to manage the investment and reinvestment of the cash and securities in the accounts of the Company for the Meridian Equity Income Fund, the Meridian Growth Fund and the Meridian Value Fund series. For all purposes hereunder, unless the context shall otherwise require, the references to “Portfolio” or “Portfolios” in the Agreement shall refer, individually and collectively, to the Meridian Equity Income Fund, the Meridian Growth Fund and the Meridian Value Fund, the assets of which are presently held by the Bank of New York Mellon (the “Custodian”), the proceeds thereof, and any additions thereto, in the Investment Manager’s discretion. In its duties hereunder, the Investment Manager shall further be bound by any and all determinations by the Board of Directors of the Company relating to investment policy, which determinations shall in writing be communicated to the Investment Manager. The Investment Manager shall, for all purposes herein, be deemed an independent contractor of the Company.

2.	POWERS OF THE INVESTMENT MANAGER

(a) The Investment Manager is empowered, through any of its officers or employees

(i) to invest and reinvest in equity securities, debt securities and other obligations of every description issued or incurred by governmental bodies, corporations, mutual funds, trusts, associations or firms, in money market instruments, and in loans and deposits at interest on call or on time, whether or not secured by collateral;

(ii) to buy, sell, and exercise warrants and other rights to subscribe for or sell stock or other securities; and

(iii) to take such other action, or direct the Custodian to take such other action, as may be necessary or desirable to carry out the purpose and intent of the foregoing.

(b) The Investment Manager is not empowered to have custody or possession of, or have authority to obtain custody or possession of securities or funds of the Company.

(c) The Investment Manager will report to the Board at each regular meeting thereof all material changes in the Portfolios since the prior report, and will also keep the Board informed of important developments affecting the Company, the Portfolios and the Investment Manager, and on its own initiative will furnish the Board from time to time with such information as the Investment Manager may believe appropriate, whether concerning the individual companies whose securities are held by the Portfolios, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Portfolios maintain investments. The Investment Manager will also furnish the Board with such statistical and analytical information with respect to securities in the Portfolios as the Investment Manager may believe appropriate or as the Board reasonably may request.

3.	EXECUTION OF PORTFOLIO TRANSACTIONS

(a) In connection with the performance of its services hereunder, the Investment Manager is responsible for opening accounts with brokers, dealers and futures commission merchants (“broker-dealers”), selecting brokers, dealers and futures commission merchants to effect all transactions for the Portfolios, placing all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiating commissions, if applicable. To the extent consistent with applicable law and the investment objectives of the Portfolios, the Investment Manager may purchase or sell orders for the Portfolios with contemporaneous purchase or sell orders of other clients of the Investment Manager and its affiliates. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner the Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Portfolios and to other clients. The Investment Manager will seek to obtain best execution of transactions for the Portfolios at prices which are advantageous to the Portfolios and at commission rates that are reasonable in relation to the benefits received. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, the Investment Manager may pay a broker-dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting such transaction if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker-dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Investment Manager has with respect to the Portfolio, as well as to other accounts over which the Investment Manager exercises investment discretion. Not all such services or products need be used by the Investment Manager in managing the Portfolios.

(b) The Company understands and agrees:

(i) that the Investment Manager performs investment management services for various clients and the Investment Manager may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken with respect to the Portfolio, so long as it is the Investment Manager’s policy, to the extent practical, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients;

(ii) that the Investment Manager shall have no obligation to purchase or sell for the Portfolio any security or other assets which the Investment Manager or its officers or employees, may purchase or sell for its or their own accounts or the account of any other client, if in the opinion of the Investment Manager such transaction or investment appears unsuitable, impractical or undesirable for the Portfolio; and

(iii) that on occasions when the Investment Manager deems the purchase or sale of a security or other asset to be in the best interests of the Company as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased when the Investment Manager believes that to do so will be in the best interests of the Company. Allocation, in such event, of the securities or other assets so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Investment Manager in the manner the Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Company and to such other clients.

4.	ALLOCATION OF EXPENSES OF THE COMPANY

(a) The Company is responsible for payment of ordinary operating expenses, including but not limited to: (i) brokerage and commission expenses; (ii) Federal, state or local taxes, incurred by, or levied on, the Company; (iii) interest charges on borrowings, (iv) charges and expenses of the Company’s custodian, stock transfer and dividend disbursing agents; (v) cost of the designing, printing and mailing of reports, proxy statements and notices to stockholders; (vi) cost of the printing and distributing of the prospectuses of the Company and supplements thereto to the Company’s stockholders; (vii) expenses of the issuance and redemption of the shares of the Company (including stock certificates, securities registration and qualification fees and expenses); (viii) legal, auditing and regulatory compliance expenses; (ix) compensation, fees and expenses paid to Company directors unaffiliated with the Investment Manager; (x) association dues; (xi) cost of stationery and forms prepared exclusively for the Company; and (xii) payment of all investment management or advisory fees, including fees and expenses payable under Section 5 hereof and Appendix A hereto.

(b) The Investment Manager shall pay for all costs of organizing the Company.

(c) The Investment Manager shall provide persons to perform executive, administrative, clerical and bookkeeping functions of the Company, as specified by the Board of Directors of the Company.

(d) The Company is responsible for payment of any extraordinary expenses incurred. A good faith determination of what constitutes an extraordinary expense shall be made by the Board of Directors of the Company, which good faith determination shall include the affirmative vote of all non-interested directors of the Company.

5.	COMPENSATION OF THE INVESTMENT MANAGER

(a) In consideration of the services performed by the Investment Manager hereunder, the Company will pay or cause to be paid to the Investment Manager, as they become due and payable, management fees determined in accordance with the attached schedule of fees (Appendix A) for each Portfolio. In the event of termination any management fees paid in advance pursuant to such fee schedule will be prorated as of the date of termination and the unearned portion thereof will be returned to the Company.

(b) The net asset value of the Company used in fee calculations shall be determined in the manner set forth in the Articles of Incorporation, By-laws and Prospectus of the Company after the close of the New York Stock Exchange on each business day on which the New York Stock Exchange is open.

(c) The Company hereby authorizes the Investment Manager to charge the Portfolio for the full amount of fees as they become due and payable pursuant to the attached schedule of fees; provided, however, that a copy of a fee statement covering said payment shall be sent to the Custodian and to the Company.

6.	SERVICE TO OTHER CLIENTS

Nothing contained in this Agreement shall be construed to prohibit the Investment Manager from performing investment advisory, management, distribution or other services for other investment companies and other persons, trusts or companies, or to prohibit affiliates of the Investment Manager from engaging in such business or in other related or unrelated businesses.

7.	INDEMNIFICATION

The Investment Manager shall have no liability to the Company, or its stockholders, for any error of judgment, mistake of law, or for any loss arising out of its obligations to the Company not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

8.	DURATION OF AGREEMENT

This Agreement shall become effective with respect to each of the respective Portfolios on such date as it is approved in accordance with the requirements of the 1940 Act, and shall initially continue for one year, and thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved at least annually:

(a) (i) by the Company’s Board of Directors or (ii) by the vote of “a majority of the outstanding voting securities” of the Portfolios (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Company’s Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose.

This Agreement, at such time as it is approved in accordance with the requirements of the 1940 Act, shall supersede any and all prior investment management agreements between the Company and the Investment Manager, including any interim advisory agreements under Rule 15a-4.

9.	TERMINATION

(a) This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company on sixty (60) day’s written notice to the Investment Manager, or by the Investment Manager on like notice to the Company. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This Agreement may also be terminated immediately by the Corporation or the Investment Manager in the event that the other party (i) breaches a material term of this Agreement or (ii) commits a material violation of any governing law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

ASTER INVESTMENT MANAGEMENT CO., INC.	MERIDIAN FUND, INC.

BY:	BY:

ATTEST:	ATTEST:

APPENDIX A

SCHEDULE OF FEES

MERIDIAN EQUITY INCOME FUND

Effective Date: [                    ]

The fee for each one-month period from the effective date referred to above shall be the amount obtained by computing the Net Asset Value of the Portfolio as of the close of business on each business day, computing the total of such figures on the last day of each month and multiplying the resultant total Net Asset Value by 1/365 of the applicable annual fee rate indicated below. This fee shall be payable upon receipt of the Fee Statement.

On all sums from $0 through $10 million:	1.00% per Annum

On all sums over $10 through $30 million:	0.90% per Annum

On all sums over $30 through $50 million:	0.80% per Annum

On all sums in excess of $50 million:	0.70% per Annum

Dated: [                     ]

ASTER INVESTMENT MANAGEMENT CO., INC.	MERIDIAN FUND, INC.

BY:	BY:

ATTEST:	ATTEST:

SCHEDULE OF FEES

MERIDIAN GROWTH FUND

Effective Date: [                    ]

The fee for each one-month period from the effective date referred to above shall be the amount obtained by computing the Net Asset Value of the Portfolio as of the close of business on each business day, computing the total of such figures on the last day of each month and multiplying the resultant total Net Asset Value by 1/365 of the applicable annual fee rate indicated below. This fee shall be payable upon receipt of the Fee Statement.

On all sums from $0 through $50 million:	1% per Annum

On all sums in excess of $50 million:	3/4 of 1% per Annum

Dated: [                    ]

ASTER INVESTMENT MANAGEMENT CO., INC.	MERIDIAN FUND, INC.

BY:	BY:

ATTEST:	ATTEST:

SCHEDULE OF FEES

MERIDIAN VALUE FUND

Effective Date: [                    ]

With respect to the Meridian Value Fund series, the fee for each one-month period from the effective date referred to above shall be the amount obtained by computing the Net Asset Value of the Portfolio as of the close of business on each business day, computing the total of such figures on the last day of each month and multiplying the resultant total Net Asset Value by 1/365 of the applicable annual fee rate indicated below. This fee shall be payable upon receipt of the Fee Statement.

On all sums:	1% per Annum

Dated: [                    ]

ASTER INVESTMENT MANAGEMENT CO., INC.	MERIDIAN FUND, INC.

BY:	BY:

ATTEST:	ATTEST:

APPENDIX C

Governance Committee Charter

MERIDIAN FUND, INC.

GOVERNANCE COMMITTEE CHARTER

1.	Membership. The Governance Committee of the Board of Directors (the “Board”) of Meridian Fund, Inc. (“Meridian”) shall be composed entirely of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of any series of Meridian (each, a “Fund” and collectively, the “Funds”), or any Fund’s investment adviser or principal underwriter (the “Independent Directors”).

The Board shall designate the members of the Governance Committee and shall either designate the Chairman or approve the method of selecting the Chairman. The Governance Committee may include advisory members and/or “ex officio” members, who shall be entitled to participate in all meetings but shall not be entitled to vote with respect to matters considered by the Governance Committee. Unless the Chairman of Meridian’s Board is designated as a full member of the Board’s Governance Committee, the Chairman of the Board shall be an ex officio member of the Governance Committee.

2.	Purpose. The Governance Committee has been established to make recommendations to the Board on issues related to the Independent Directors and the composition and operation of the Board and to assume Nominating Committee duties, responsibilities and functions, together with such additional duties, responsibilities and functions as are delegated to it from time to time.

The primary responsibilities of the Governance Committee include:

(a)	generally overseeing issues of corporate governance of the Funds;

(b)	nominating Independent Directors;

(c)	addressing matters relating to compensation of Directors who are not current directors, officers or employees of Meridian’s investment adviser or sub-adviser or any control affiliate thereof (“Unaffiliated Directors”), including deferred compensation and retirement policies; and

(d)	evaluating the Board and the Board’s committee structure as often as the Governance Committee deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion.

3.	Specific Responsibilities and Powers. The Governance Committee has the responsibility and power to:

(a)	consider, as it deems necessary or appropriate, the candidacy of persons to fill existing or newly created Director vacancies, taking into consideration, among other factors, that the Governance Committee may determine in its sole judgment, any or all of the following attributes: leadership, independence, interpersonal skills, financial acumen, business experience, industry knowledge and diversity of background or viewpoint. In considering candidates, the Board and the Governance Committee believe that no specific qualification or characteristic is controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess;

(b)	periodically assess, as it deems necessary or appropriate, the criteria for selection of potential Independent Directors;

(c)	identify and evaluate Independent Director candidates according to the relevant criteria;

(d)	consider candidates submitted by shareholders or from other sources as it deems appropriate. The Governance Committee shall be solely responsible for the selection and recommendation of candidates to the Board. Any recommendation should be submitted to Meridian at the principal address shown on its registration statement. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Director, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of board members in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)).

In the case of any meeting of shareholders for the election of Directors, shareholder submissions will be considered for inclusion in a Fund’s proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of Directors is to be considered. Any such submission must also contain such information as may be required by any relevant rule or regulation;

(e)	periodically, as deemed appropriate, review and make recommendations to the full Board regarding Unaffiliated Director compensation;

(f)	consider, oversee and implement any evaluation process of the Board, which may include evaluation of the structure, frequency and length of meetings, the structure and composition of the Board and Governance Committee and the general deliberative process of the Board, including information flow; and

(g)	report its activities to the full Board and to make such recommendations with respect to the matters described above and other matters as the Governance Committee may deem necessary or appropriate.

4.	Procedural Matters.

(a)	The Governance Committee shall meet as often as it deems necessary. The Governance Committee shall record minutes of meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information to the Governance Committee as it may consider appropriate.

(b)	The Governance Committee’s authority shall include the authority to establish, arrange for and coordinate the participation in, new Director orientation and continuing education or information programs for Directors, as it deems appropriate. Any related costs shall be borne by Meridian and/or its investment adviser.

(c)	The Governance Committee shall conduct a self-evaluation of its performance and review this Charter as often as it deems appropriate in order to recommend any changes to the full Board. The Governance Committee shall have such further responsibilities as are given to it from time to time by the Board. The Governance Committee shall consult, as often as it deems appropriate, with management and counsel to Meridian and to the Independent Directors as to legal or regulatory developments affecting its responsibilities.

(d)	The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of Meridian. The Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify Director candidates, including sole authority to approve the search firm’s fee and other retention terms.

Approved and adopted by the full Board September 22, 2004

APPENDIX D

Director Compensation

The Corporation pays no salaries or other compensation to its Directors or officers other than fees to the Non-Interested Directors. The Non-Interested Nominees, if elected as Directors, will be entitled to receive fees as established by the Board from time-to-time.

The table below provides total directors’ fees paid by each Fund and the Corporation to the current Directors who are Non-Interested Nominees for the Funds’ most recently completed fiscal year. No director listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All directors receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing Committees, which are not reflected in the amounts shown.

Director Compensation for the Fiscal Year Ended June 30, 2011

Name of Director	Total Compensation from Meridian Growth Fund®	Total Compensation from Meridian Value Fund®	Total Compensation from Meridian Equity Income Fund®	Aggregate Compensation from Meridian Fund, Inc.®

John S. Emrich	$3,508	$3,292	$200	$7,000

Michael S. Erickson	$4,065	$3,815	$200	$8,080

James Glavin	$4,065	$3,815	$200	$8,080

Ronald Rotter	$4,065	$3,815	$200	$8,080

D-1

[FORM OF PROXY CARD]*

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in the

envelope provided as soon as possible.

TO SUBMIT A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

[—] [—] [—]

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of Joint Special Meeting and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 3:00 p.m. Pacific Time, on June 12, 2012, in the auditorium located at 80 E. Sir Francis Drake Blvd., Wood Island, Larkspur, CA 94939, and, revoking any previous proxies, hereby appoints Gregg B. Keeling and Robert L. Ficarro (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Joint Proxy Statement.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast (i) FOR the election of 5 directors to the Board of Directors of the Corporation, each to hold office for an indefinite term. (Proposal 1); and (ii) FOR the approval of a new investment management agreement between Aster Investment Management Co., Inc. and the Corporation, on behalf of each of the Funds (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any procedural matter related to Proposal 1, Proposal 2 or any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on adjournment of the Meeting with respect to one or more Funds or proposals (including, but not limited to, in the event that sufficient votes in favor of any proposal are not received). The effectiveness of each proposal is not contingent on the approval of the other proposal. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Fully shade or mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

*	This Form of Proxy Card lists all proposals that have been approved by the Board. Shareholders are only being asked to vote on those proposals that affect their Fund(s) and require their approval. The Proxy Card that each shareholder will receive will be tailored to indicate the Fund(s) in which that shareholder holds shares and will list only those proposals that such shareholder is being asked to approve.

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL
This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-690-6903, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 11:59 p.m. Pacific Time on June 11, 2012. This method may also be available by telephone through the Corporation’s proxy solicitor.

Visit the Internet website at

http://www.proxyvote.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 11:59 p.m. Pacific Time on June 11, 2012.

Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using a telephone or the Internet to cast your vote, please do not mail your proxy card.

COMPANY NUMBER		CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board recommends that you vote: (i) FOR the election of 5 directors to the Board of the Corporation, each to hold office for an indefinite term (Proposal 1); and (ii) FOR the approval of the Proposed Management Agreement between Aster Investment Management Co., Inc. and the Corporation, on behalf of each of the Funds (Proposal 2).

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

☐            To vote FOR all Nominees to the Board of the Corporation and FOR all Proposals for your Fund(s), mark this box. No other vote is necessary.

1.	To elect the Nominees to the Board of the Corporation. To withhold authority to vote for any of the individual Nominee(s) mark the “For All Except” and write the Nominee number(s) on the line provided.

		Your Board Recommends FOR All Nominees	Withhold All Nominees	For All Except

01. John S. Emrich 02. Michael S. Erickson 03. James Bernard Glavin	04. Ronald Rotter 05. Michael Stolper	☐	☐	☐

2. To approve the Proposed Management Agreement between Aster Investment Management Co., Inc. and the Corporation, on behalf of each of the Funds.		Your Board Recommends FOR	AGAINST	ABSTAIN

Meridian Equity Income Fund®		☐	☐	☐
Meridian Growth Fund®		☐	☐	☐
Meridian Value Fund®		☐	☐	☐

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED: , 2012

Signature

Additional Signature (if held jointly)